UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

1675 East Prater Way, #102 Sparks, Nevada (Address of Principal Executive Offices)	89434 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry Into a Material Definitive Agreement

On December 31, 2010, Golden Phoenix Minerals, Inc. (the “Company”) completed a private placement of 24,000,000 units (the “Unit(s)”) at $0.10 per Unit (the “Offering”) pursuant to the terms of a Securities Purchase Agreement, dated December 22, 2010, by and between the Company and a number of accredited investors (the “Purchase Agreement”).  Each Unit consists of one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and one (1) warrant (the “Warrant(s)”) to purchase one (1) share of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $0.15 per Warrant Share.  Although the Company initially anticipated raising up to $2,000,000 in the Offering, pursuant to the consent of the Board of Directors of the Company, an overallotment was approved and gross proceeds from the Offering as of December 31, 2010 totaled $2,400,000.

The Warrants are exercisable for a period of two (2) years from the date of the Purchase Agreement.  The Company has the right to redeem the Warrants for $0.001 per Warrant Share in the event that the closing bid price of a share of the Company’s Common Stock, as quoted on the OTC Bulletin Board under the symbol “GPXM,” equals or exceeds $0.30 per share for ten (10) consecutive trading days following the date of the Purchase Agreement.  The Company can exercise such right provided that it gives the Warrant holder thirty (30) days prior written notice within one (1) business day immediately following the end of such ten (10) day trading period and provided that the Company simultaneously calls all Warrants issued pursuant to the Purchase Agreement on the same terms.

The foregoing descriptions are qualified in their entirety by reference to the Form of Warrant and Purchase Agreement filed as Exhibits 4.1 and 10.1, respectively, attached hereto and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities

           The disclosure under Item 1.01, above, is incorporated by reference in its entirety into this Item 3.02.  On December 31, 2010, the Company completed its Offering of 24,000,000 Units, at a purchase price of $0.10 per Unit.  Such Units were issued to certain accredited investors for an aggregate purchase price of $2,400,000.  As disclosed under Item 1.01, above, each Unit consists of one (1) share of the Company’s Common Stock and one (1) Warrant.

The Offering was conducted in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, the exemptions provided by Section 506 of Regulation D promulgated under the Securities Act and Rule 903 of Regulation S promulgated under the Securities Act.  The Shares and Warrants were offered and sold only to investors who are “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act.

The foregoing descriptions are qualified in their entirety by reference to the Form of Warrant and Purchase Agreement filed as Exhibits 4.1 and 10.1, respectively, attached hereto and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Exhibit Description
4.1	Form of Warrant.
10.1	Securities Purchase Agreement, dated December 31, 2010, by and between Golden Phoenix Minerals, Inc. and certain Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

Dated: January 6, 2011	By: /s/ Robert P. Martin
Robert P. Martin
President